UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2024
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.
On August 28, 2024, as part of its periodic review of corporate governance matters, the Board of Directors (the “Board”) of StoneX Group Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of August 28, 2024. The amendments provide for advance notice provisions for stockholder proposals or nominations of directors, implement forum selection provisions, and make other changes, as described below. The description of the amendments is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference.
•Section 3 of Article II was amended to add procedural requirements for when stockholders call a special meeting, including providing certain information to the Company, such as the purpose of the meeting, any material interest of the stockholder, whether the stockholder intends to solicit proxies, and clarifying that certain derivative or short instruments are not included in the requisite ownership percentage required to call a special meeting.
•Section 9 of Article II was amended to provide that any stockholder soliciting proxies must use a proxy card other than the color white, which is reserved exclusively for use by the Company.
•Section 10 of Article II was amended to clarify processes regarding stockholders acting by written consent, including provisions relating to the fixing of a record date and the content of the written consent. This section was also amended to clarify that any action by written consent must be signed by stockholders having the number of votes that would be necessary to take such action at a meeting where all shares entitled to vote were present, in accordance with the Delaware General Corporation Law (the “DGCL”).
•Sections 13 and 14 of Article II were added to provide advance notice requirements for stockholder proposals and nominations of director candidates, respectively. These sections generally provide that such notices must be received no earlier than 120 days and no later than 90 days prior to the first anniversary of the prior year’s annual meeting and include the procedural and information requirements for stockholders when submitting a proposal or nomination, in line with market practices.
•Article VII was amended to reference the DGCL with respect to the indemnification and advancement of expenses, rather than repeating the standards contained in the DGCL. Additionally, (i) new Section 7 specifies that other than in a proceeding to enforce indemnification rights, the Company will not be obligated to indemnify any person in a proceeding initiated by that person unless consented to by the Board and (ii) new Section 8 provides that if an individual is serving as an officer or director of another entity at the request of the Company, the Company’s obligation to indemnify or advance expenses will be secondary to any indemnification or advancement of expenses of such other entity.
•Section 9 of Article VIII was added to provide that (i) the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court in Delaware or the federal district court for the District of Delaware) shall be the sole and exclusive forum for certain corporate law-related claims and (ii) the U.S. federal courts shall be the sole and exclusive forum (unless otherwise consented to by the Company) for claims under the Securities Act of 1933, as amended.
•Finally, the Bylaw amendments include a number of ministerial and administrative or otherwise immaterial modifications intended to update various provisions and to provide clarification and consistency. These changes generally include updating provisions for the use of electronic communications and virtual meetings, deleting outdated references, memorializing the rules of conduct for stockholder meetings and referencing or otherwise conforming language to the Delaware General Corporation Law.
In adopting the Bylaws and determining the amended provisions are in the best interests of the Company and its stockholders, the Board considered various factors, including, among others, the benefits of greater certainty for the Company and its stockholders by clarifying various provisions, the statutory and regulatory changes that have occurred since the Bylaws were last adopted, and prevailing market practices.
As a result of the addition of the advance notice provisions to the Bylaws, any stockholder who wishes to nominate persons for election to the Board or propose business at the 2025 Annual Meeting of Stockholders (not including a proposal submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act) must deliver a notice of the matter in accordance with the Bylaws, and the notice must be received by the Corporate Secretary not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Limited exceptions apply if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting. Therefore, any notice intended to be given by a stockholder under the advance notice provisions with respect to the 2025 Annual Meeting of Stockholders pursuant to the Bylaws must be received by the Corporate Secretary at 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116 not later than the close of business on November 29, 2024 and not earlier than the close of business on October 30, 2024. The notice must comply with the applicable requirements of the Bylaws attached hereto as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure.
On August 28, 2024, the Board of Directors of StoneX Group Inc. (the "Company") authorized for fiscal year 2025 the repurchase of up to 1.5 million shares of its outstanding common stock from time to time in open market purchases and private transactions, commencing on October 1, 2024 and ending on September 30, 2025, subject to the discretion of the senior management team to implement the Company's stock repurchase plan, and subject to market conditions and as permitted by securities laws and other legal, regulatory and contractual requirements and covenants.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description
3.1    Amended and Restated Bylaws of StoneX Group Inc.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
September 4, 2024	/s/ DAVID A. BOLTE
(Date)	David A. Bolte
Corporate Secretary